Condensed Consolidated Financial Statements (Unaudited) Silverback Exploration II, LLC As of March 31, 2025

Table of Contents Page Condensed Consolidated Financial Statements (Unaudited) Condensed Consolidated Balance Sheet (Unaudited) 2 Condensed Consolidated Statement of Operations (Unaudited) 4 Condensed Consolidated Statement of Members’ Equity (Unaudited) 5 Condensed Consolidated Statement of Cash Flows (Unaudited) 6 Notes to Unaudited Condensed Consolidated Financial Statements 7

Condensed Consolidated Financial Statements (Unaudited)

Silverback Exploration II, LLC See accompanying notes. 2 Condensed Consolidated Balance Sheet (Unaudited) March 31, 2025 CURRENT ASSETS Cash and cash equivalents 11,823,770$ Accounts receivable Oil, gas, and liquid sales 8,085,267 Joint interest owners 3,554,098 Other 297,164 Inventory, net 6,879,746 Derivative instruments 334,048 Prepaid expenses and other current assets 1,670,248 Total current assets 32,644,341 PROPERTY AND EQUIPMENT Oil, gas and liquid properties, successful efforts method, net 175,149,350 Prepaid drilling costs 1,092 Other property and equipment, net 629,821 Total property and equipment, net 175,780,263 OTHER LONG-TERM ASSETS Other assets 608,714 Total assets 209,033,318$ ASSETS

Silverback Exploration II, LLC Condensed Consolidated Balance Sheet (Unaudited) March 31, 2025 See accompanying notes. 3 CURRENT LIABILITIES Accounts payable 3,637,576$ Accrued liabilities 13,824,349 Derivative instruments 203,938 Asset retirement obligation 763,286 Total current liabilities 18,429,149 LONG-TERM LIABILITIES Long-term debt, net of issuance costs 4,670,691 Asset retirement obligation, long-term 25,502,308 Total liabilities 48,602,148 COMMITMENTS AND CONTIGENCIES (NOTE 8) MEMBERS' EQUITY 160,431,170 Total liabilities and members' equity 209,033,318$ LIABILITIES AND MEMBERS' EQUITY

Silverback Exploration II, LLC See accompanying notes. 4 Condensed Consolidated Statement of Operations (Unaudited) Three Months Ended March 31, 2025 Oil, natural gas, and liquids sales 21,595,097$ OPERATING EXPENSES Lease operating expense 3,590,774 Workover expense 1,023,357 Gathering, processing and marketing 1,081,390 Exploration and rentals 103,733 Production taxes 1,682,106 Acquisition transaction costs 53,744 General and administrative 1,682,762 Depreciation, depletion, and accretion 9,833,031 Total operating expenses 19,050,897 Operating income 2,544,200 OTHER INCOME (EXPENSE) Gain on sale of oil and gas properties 1,122,813 Unrealized commodity derivative loss (167,656) Realized commodity derivative gain 94,179 Interest expense, net (226,636) Other loss (3,914) Total other income, net 818,786 Net income 3,362,986$

Silverback Exploration II, LLC See accompanying notes. 5 Condensed Consolidated Statement of Members’ Equity (Unaudited) March 31, 2025 Balance, December 31, 2024 $ 157,069,249 Distributions (1,065) Net income 3,362,986 Balance, March 31, 2025 160,431,170$

Silverback Exploration II, LLC See accompanying notes. 6 Condensed Consolidated Statement of Cash Flows (Unaudited) March 31, 2025 OPERATING ACTIVITIES Net income 3,362,986$ Adjustments to reconcile net income to net cash from operating activities Depreciation, depletion and accretion expense 9,833,031 Amortization of debt issuance costs 45,950 Unrealized loss - derivative instruments 167,656 Gain on sale of oil and gas properties (1,122,813) Changes in operating assets and liabilities Accounts receivable (2,186,057) Prepaid expenses and other assets (213,862) Accounts payable and accrued liabilities (590,453) Net cash from operating activities 9,296,438 INVESTING ACTIVITIES Additions to oil and gas properties (1,536,491) Proceeds from sale of oil and gas properties 1,437,732 Net cash from investing activities (98,759) FINANCING ACTIVITIES Payments on long-term debt (7,400,000) Distributions (1,065) Net cash from financing activities (7,401,065) Net increase in cash and cash equivalents 1,796,614 CASH, RESTRICTED CASH, AND EQUIVALENTS, beginning of period 10,027,156 CASH, RESTRICTED CASH, AND EQUIVALENTS, end of period 11,823,770$ SUPPLEMENTAL INFORMATION Cash paid for interest 184,382$

Silverback Exploration II, LLC 7 Notes to Unaudited Condensed Consolidated Financial Statements Note 1 – Organization and Summary of Significant Accounting Policy Silverback Exploration II, LLC (the Company) is a privately held oil and gas company. The Company is a limited liability company (LLC). As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC and, unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution. The Company is focused, directly or indirectly through its subsidiaries, on delivering superior returns to its investors through the acquisition and development of large-scale, liquids-rich resource plays in North America. Silverback Exploration II, LLC, was organized as a Delaware Limited Liability Company (LLC) on May 24, 2017, and capitalized by issuance of units and admitting EnCap Energy Capital Fund X, L.P., and Silverback Partners II, LLC (Partners), under a Limited Liability Company Agreement (LLC Agreement) dated June 2, 2017. On July 17, 2017, the LLC Agreement was amended to assign 50% of EnCap Energy Capital Fund X, L.P.’s Class A units and unfunded commitments to EnCap Energy Capital Fund XI, L.P (EnCap). On August 18, 2018, the LLC Agreement was amended to assign the remaining 50% of EnCap Energy Capital Fund X, L.P.’s Class A units and unfunded commitments to EnCap. As of April 2022, the Company has four wholly owned subsidiaries. On July 1, 2025, the Company completed the sale of 100% of its ownership interests. The sale was pursuant to the securities purchase agreement (Purchase Agreement) dated May 3, 2025, with Riley Exploration – Permian, LLC, a wholly owned subsidiary of Riley Exploration Permian, Inc., which provided for an aggregate purchase price of approximately $142 million, subject to customary purchase price adjustments, plus quarterly earnout payments of up to $1,875,000 per fiscal quarter during calendar years 2026 and 2027 if the NYMEX WTI quarterly average exceeds certain stated amounts set forth in the Purchase Agreement ranging from $70 to $75 per barrel or higher. Basis of Presentation of Unaudited Condensed Consolidated Interim Financial Statements – The unaudited condensed consolidated interim financial statements and notes (Condensed Consolidated Financial Statements) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Certain disclosures normally included in the Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP have been omitted. The accompanying Condensed Consolidated Financial Statements should be read in conjunction with the financial statements and notes included in the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023. The accompanying Condensed Consolidated Financial Statements reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the Company’s results of operations and cash flows for the three month period ended March 31, 2025, and the Company’s financial position as of March 31, 2025. The accompanying unaudited Condensed Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany accounts and transactions are eliminated.

Silverback Exploration II, LLC Notes to Unaudited Condensed Consolidated Financial Statements 8 Note 2 – Oil, Natural Gas, and Liquids Properties Oil, natural gas, and liquids properties consisted of the following at March 31, 2025: Proved properties 232,858,136$ Unproved properties 29,138,004 Prepaid drilling costs 1,092 Wells in progress 3,368,022 Other property and equipment 846,686 Total oil, gas, and liquid property and equipment 266,211,940 Accumulated depreciation, depletion, and amortization (90,431,677) Net oil, gas, and liquid property and equipment 175,780,263$ No lease expirations were included as exploration costs in the condensed consolidated statements of operations for the three months ended March 31, 2025. In addition, there were no impairments of unproved leaseholds during the three months ended March 31, 2025. Note 3 – Asset Retirement Obligations The following table describes the changes in asset retirement obligations for the three months ended March 31, 2025: Asset retirement obligation, beginning of period 26,470,756$ Liabilities settled (634,846) Accretion of discount 429,684 Asset retirement obligation, end of period 26,265,594$ Given the unobservable nature of the inputs, the initial recognition, and any subsequent change in estimate, of an asset retirement obligation is a non-recurring Level 3 fair value measurement. Note 4 – Revenue Disaggregation of revenue – The following table presents the disaggregation of oil, natural gas, liquids, and other sales for the three months ended March 31, 2025: Oil 18,289,575$ Natural gas 995,476 Liquids 2,310,046 Total oil, natural gas, and liquids sales 21,595,097$

Silverback Exploration II, LLC Notes to Unaudited Condensed Consolidated Financial Statements 9 Note 5 – Revolving Credit Facility On January 12, 2023, the Company entered into a $200,000,000 revolving credit facility. The revolving credit facility had an initial borrowing base of $15,000,000 and a maturity date of January 12, 2027. On November 19, 2024, the Company entered into an amendment that increased the borrowing base to $30,000,000. The Company pledged substantially all of its oil, gas, and liquid properties and other assets as collateral to secure amounts outstanding under the revolving credit facility. Interest on the revolving credit facility is either (i) Base Rate, plus a margin between 2% and 3% or (ii) the adjusted Secured Overnight Financing Rate (SOFR), plus a margin between 3% and 4%. The annual commitment fee on the unused portion of the revolving credit facility is 0.50%. At March 31, 2025, the interest rate on the revolving credit facility was 7.41%. The revolving credit facility contains representations, warranties, covenants, conditions, and defaults customary for transactions of this type, including but not limited to (i) limitations on liens and incurrence of debt covenants; (ii) limitations on the sale of property, mergers, consolidations, and other similar transactions covenants; (iii) limitations on investments, loans and advances covenants; and (iv) limitations on dividends, distributions, redemptions, and restricted payments covenants. The revolving credit facility also contains financial covenants requiring the Company to hedge a specified percentage of production volumes as defined in the revolving credit facility and comply with a consolidated leverage ratio, to not be greater than 3.00 to 1.00 and a current ratio to not be less than 1.00 to 1.00. The Company was in compliance with terms and covenants of the revolving credit facility as of March 31, 2025. As a result of the sale previously discussed in Note 1, the Company fully repaid and extinguished the revolving credit facility with a $5,000,000 principal payment plus a nominal amount of accrued interest on May 12, 2025. Note 6 – Members’ Equity At the inception of the Company, the Company authorized three classes of membership interests consisting of Class A units, Class B units, and Class C units. These membership interests are differentiated by ownership, voting rights, capital contribution requirements, and payout treatment. Income and loss allocations and dividend distributions are payable first to Class A Members and Class B Members in proportion to their aggregate capital contributions until they have received an amount equal to their aggregate capital contribution, plus a return on those capital contributions. Any remaining income or distributions are made in accordance with the Agreement of the Company. There have been $1,065 in distributions through the three months ended March 31, 2025. As a result of the sale previously discussed in Note 1, the Company made distributions to its Class A and B Members, allocated based on their total capital contributions, for an aggregate amount of $20,000,000 on June 27, 2025.

Silverback Exploration II, LLC Notes to Unaudited Condensed Consolidated Financial Statements 10 Note 7 – Related-Parties On August 1, 2024, the Company executed a management services agreement with Novo II HQ, LLC (Novo), in which Novo provides substantially all personnel and support services required by the Company for the conduct of certain operations of the Company’s business and the ownership and operation of the assets and properties of the Company. The term of the agreement shall expire on August 1, 2026, with the option to give a one-year renewal notice at least thirty (30) days prior to the expiration date. As compensation for performance of the services provided by Novo, the Company will pay a monthly fee of $400,000. During the three months ended March 31, 2025, the Company paid $1,200,000 of management fees, which are included in “general and administrative” in the condensed consolidated statement of operations. Note 8 – Commitments and Contingencies Due to the nature of the oil and natural gas business, the Company is exposed to possible environmental risks. The Company has implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. The Company has historically not experienced any significant environmental liability and is not aware of any potential material environmental issues or claims that existed at March 31, 2025. The Company may from time to time be involved in various claims, lawsuits, and disputes with third parties, or breach of contract incidental to the operations of its business. The Company is not currently involved in any litigation which it believes could have a material adverse effect on its financial condition or results of operations. Note 9 – Subsequent Events In preparing the accompanying Condensed Consolidated Financial Statements, management has evaluated all subsequent events and transactions for potential recognition or disclosure through August 27, 2025, the date the Condensed Consolidated Financial Statements of the Company were available for issuance. Other than those which have already been disclosed, no other subsequent events would have a material impact on the accompanying Condensed Consolidated Financial Statements.